EX.99-906

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

          In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Funds (the “Fund”) for the fiscal period ended March 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), Thomas C. Sutton, as Chairman of the Board of Trustees of the Fund, Glenn S. Schafer, as President of the Fund, and Brian D. Klemens, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.

Date: May 24, 2004

/s/ Thomas C. Sutton Thomas C. Sutton Chairman of the Board of Trustees, Pacific Funds

/s/ Glenn S. Schafer Glenn S. Schafer President, Pacific Funds

/s/ Brian D. Klemens Brian D. Klemens Treasurer (Principal Financial and Accounting Officer), Pacific Funds

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds By: /s/ Glenn S. Schafer Glenn S. Schafer President Date: June 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas C. Sutton Thomas C. Sutton Chairman of the Board of Trustees Date: June 7, 2004

By: /s/ Glenn S. Schafer Glenn S. Schafer President Date: June 7, 2004

By: /s/ Brian D. Klemens Brian D. Klemens Treasurer (Principal Financial and Accounting Officer) Date: June 7, 2004